CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2021
CASH AND CASH EQUIVALENTS
Schedule of cash and cash equivalents

	December 31,
	2021	2020
Cash and cash equivalents at banks and on hand in:
Russian Rubles	17,911	39,076
US Dollars	1,766	10,597
Euro	2,899	6,433
Turkmenian Manat	367	431

Other	816	959

Short-term deposits with an original maturity of less than 92 days:
Russian Rubles	16,594	27,857

Other	237	52

Total cash and cash equivalents	40,590	85,405